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                                                                    EXHIBIT 99.2

                     FORM OF NOTICE OF GUARANTEED DELIVERY

                        PHIBRO ANIMAL HEALTH CORPORATION
                     PHILIPP BROTHERS NETHERLANDS III B.V.

                                  TO EXCHANGE
   UNITS CONSISTING OF $103,207,000 AGGREGATE PRINCIPAL AMOUNT OF 13% SENIOR SECURED NOTES DUE 2007 OF PHIBRO ANIMAL HEALTH CORPORATION AND $24,284,000 AGGREGATE PRINCIPAL AMOUNT OF 13% SENIOR SECURED NOTES DUE 2007 OF PHILIPP
 BROTHERS NETHERLANDS III B.V. WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES
  ACT OF 1933, AS AMENDED, PURSUANT TO THE PROSPECTUS, DATED FEBRUARY 4, 2005
                              FOR ALL OUTSTANDING
   UNITS CONSISTING OF $103,207,000 AGGREGATE PRINCIPAL AMOUNT OF 13% SENIOR SECURED NOTES DUE 2007 OF PHIBRO ANIMAL HEALTH CORPORATION AND $24,284,000 AGGREGATE PRINCIPAL AMOUNT OF 13% SENIOR SECURED NOTES DUE 2007 OF PHILIPP
                         BROTHERS NETHERLANDS III B.V.

    As set forth in the Prospectus dated February 4, 2005 (the "Prospectus") of Phibro Animal Health Corporation (the "US Issuer") and Philipp Brothers Netherlands III B.V. (the "Dutch Issuer" and, together with the US Issuer, the "Issuers") and in the accompanying Letter of Transmittal (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Issuers' offer to exchange (the "Exchange Offer") 127,491 of the Issuers' units (the "New Units") consisting of $103,207,000 aggregate principal amount of 13% Senior Secured Notes of the US Issuer due 2007 (the "US Notes") and $24,284,000 aggregate principal amount of 13% Senior Secured Notes of the Dutch Issuer due 2007 (the "Dutch Notes" and, together with the US Notes, the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for 127,491 of the Issuers' outstanding unregistered units (the "Existing Units") consisting of $103,207,000 aggregate principal amount of 13% Senior Secured Notes of the US Issuer due 2007 (the "Existing US Notes") and $24,284,000 aggregate principal amount of 13% Senior Secured Notes of the Dutch Issuer due 2007 (the "Existing Dutch Notes" and, together with the Existing US Notes, the "Existing Notes"), if certificates for the Existing Notes are not immediately available or if the Existing Notes, the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or the procedures for book-entry transfer or for a confirmation of blocking instructions cannot be completed, prior to 5:00 P.M., New York City time, on the Expiration Date (as defined below). This form may be delivered by an Eligible Institution by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent as set forth below. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 7, 2005, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF EXISTING UNITS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

        DELIVERY TO: HSBC BANK USA, NATIONAL ASSOCIATION, EXCHANGE AGENT

         By Registered or Certified Mail, by Hand or Overnight Courier:

                      HSBC Bank USA, National Association
                         One Hanson Place, Lower Level
                               Brooklyn, NY 11243
                  Attention: Paulette Shaw -- Corporate Trust

          By Facsimile Transmission (for eligible institutions only):

                                 (718) 488-4488
                  Attention: Paulette Shaw -- Corporate Trust

                             Confirm by Telephone:

                                 (800) 662-9844
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    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS
VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID
DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Existing Units is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the space provided therefor in the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Issuers, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Existing Units set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and Instruction 1 of the Letter of Transmittal.

    The undersigned understands that the minimum permitted tender is of one Existing Unit. All other tenders must be whole Existing Units (no fractional Existing Units may be tendered). The undersigned understands that tenders of Existing Units pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Certificate No(s). for Existing Units (if available):

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Principal Amount of Existing Units:

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Name(s) of Record Holder(s):

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PLEASE PRINT OR TYPE

Address:

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If Existing Units will be delivered by book-entry transfer at the Depository
Trust Company, complete the following:

Name of Tendering Institution

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Account Number          Area Code and Tel. No.
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                                          Signature(s):
                                          --------------------------------------

                                          Dated:          , 2005

     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Existing Units exactly as its (their) name(s) appear(s) on the certificate(s) for Existing Units covered hereby or on a security position listing naming it (them) as the owner of such Existing Units, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person(s) must provide the following information:

                 PLEASE PRINT NAME(S), TITLE(S) AND ADDRESS(ES)
Name(s): -----------------------------------------------------------------------
Capacity(ies): -----------------------------------------------------------------
Address(es): -------------------------------------------------------------------

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "Eligible Guarantor Institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the tender of Existing Units effected hereby complies with Rule 14e-4 under the Exchange Act and (b) guarantees to deliver to the Exchange Agent a certificate or certificates representing the Existing Units tendered hereby, in proper form for transfer (or a confirmation of the book-entry transfer of such Existing Units into the Exchange Agent's account at DTC pursuant to the procedures for book-entry transfer set forth in the Prospectus), and a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) together with any required signatures and any other required documents, at the Exchange Agent's address set forth above, within five New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND EXISTING UNITS TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SPECIFIED FORTH ABOVE AND THAT ANY FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm: ------------------------------------------------------------------

Address: -----------------------------------------------------------------------
                                    ZIP CODE

Area Code and Tel. No.: --------------------------------------------------------

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                              AUTHORIZED SIGNATURE

Name: --------------------------------------------------------------------------
                              PLEASE PRINT OR TYPE
Date:           , 2005

NOTE: DO NOT SEND EXISTING UNITS WITH THIS FORM; EXISTING UNITS SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE.

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